Exhibit 99.1

NEWS RELEASE

GOLDEN QUEEN FILES FINAL PROSPECTUS FOR US$25 MILLION RIGHTS OFFERING

VANCOUVER, BRITISH COLUMBIA –November 28, 2017 - Golden Queen Mining Co. Ltd. (TSX:GQM | OTCQX:GQMNF) (“Golden Queen” or “the Company”) announces that, further to its November 14, 2017 news release, it has filed a final short form prospectus dated November 24, 2017 with the securities regulatory authorities in the provinces of BC, Alberta and Ontario in connection with its previously announced rights offering (the "Rights Offering") to acquire common shares of the Company (“Common Shares”) for gross proceeds of up to US$25,036,240.

Pursuant to the Rights Offering each holder of record of Common Shares, as of a record date of December 1, 2017, will receive one right (a “Right”) for each Common Share held. For each one Right held, the holder thereof is entitled to purchase 1.7 Common Shares at an exercise price of US$0.1325 per Common Share, which will entitle holders to subscribe for up to an aggregate of 188,952,761 Common Shares. The Rights will be exercisable for the period commencing on the day following the Effective Date and ending on the Expiry Date. For the purposes of the foregoing, the “Effective Date” means the date that the United States Securities and Exchange Commission (the “SEC”) declares a registration statement on Form S-3, or other available form, effective in respect of the Common Shares that can be subscribed for with the Rights. “Expiry Date” means the date that is the earlier of 40 calendar days following the Effective Date and February 23, 2018. If the Effective Date does not occur by February 1, 2018 (the “Alternate Expiry Date”), then the Rights will instead expire on the Alternate Expiry Date.

The Record Date for participation in the Rights Offering is December 1, 2017. The Common Shares will trade on the Toronto Stock Exchange (“TSX”) from the Effective Date to and including the Expiry Date and ex-rights trading of the Common Shares will commence on November 30, 2017. The TSX has approved the listing of the Common Shares issuable upon exercise of the Rights subject to Golden Queen fulfilling all of the listing requirements.

The Rights Offering includes an additional subscription privilege under which holders of Rights who fully exercise their Rights will be entitled to subscribe for additional Common Shares, if available, that were not otherwise subscribed for in the Rights Offering. If a shareholder does not exercise all of its Rights pursuant to the Basic Subscription Right, the shareholder's equity in the Company will be diluted by the issuance of Common Shares upon the exercise of Rights by other shareholders.

As previously disclosed, certain entities controlled by members of the Clay family (the “Guarantors”) have agreed, pursuant to a standby guarantee agreement dated November 10, 2017 (the “Standby Agreement”), to acquire any Common Shares available under the Rights Offering that are not otherwise subscribed for by the shareholders of the Company, such that the Company will receive not less than US$25 million in gross proceeds under the Rights Offering. The Guarantors and certain affiliated members of the Clay family have agreed to exercise all Rights received by them.

The ability of a holder to exercise Rights and subscribe for additional Common Shares under the Additional Subscription Privilege will expire on the Expiry Date at 5:00 p.m. (Toronto time).

If you have any questions relating to the Rights Offering, please contact the information agent, Laurel Hill Advisory Group at 1-877-452-7184 (toll-free in North America), 1-416-304-0211 (outside North America), or by email at assistance@laurelhill.com or the subscription agent, Computershare Investor Services Inc. at 1-800-564-6253, 1-514-982-7555 (outside North America), or by sending an e-mail to corporateactions@computershare.com.

The Company anticipates registering the offer and sale of the shares issuable on exercise of the Rights on a Form S-3 registration statement under the U.S. Securities Act of 1933, as amended (the “U.S. Securities Act”). Shareholders should review a copy of the registration statement which the company intends to file with the SEC and which, when filed, can be found on the SEC's website at www.sec.gov or available upon request to the Company at Corporate Secretary, Golden Queen Mining Company, #2300 – 1066 West Hastings Street, Vancouver, BC V6E 3X2, telephone: (778) 373-1557 or by email to info@goldenqueen.com.

The net proceeds of the Offering will be used to reduce the corporate debt, fund the Company’s 50% portion of costs required for the purchase of additional equipment for the mine and general corporate and working capital purposes.

Further details concerning the Rights Offering and the procedures to be followed by holders of Common Shares are contained in the Prospectus available on the Company's profile at www.sedar.com. Copies of these documents may also be obtained by contacting the information agent at the contacts provided above.

This news release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. The securities referenced herein may not be offered or sold until such time as a registration statement under the U.S. Securities Act has been filed and brought effective, and, in the United States, such offering is made in accordance with any applicable state securities laws. The Common Shares issuable pursuant to the Standby Guarantee have not been registered under the U.S. Securities or any state securities laws and are being offered and will be issued, if applicable, pursuant to an exemption from such registration requirements.

For further information, please contact:

Brenda Dayton

Golden Queen Mining Co. Ltd.

Telephone: 778.373.1557

Email: bdayton@goldenqueen.com

Caution With Respect To Forward-looking Statements: This news release contains forward-looking information and statements within the meaning of applicable Canadian and United States securities laws (herein referred to as "forward-looking statements") that involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. All information and statements in this news release that are not statements of historical fact may be forward-looking statements, including references to the expected results of the Rights Offering and the Standby Agreement and the satisfaction of regulatory and stock exchange requirements for completion of the Rights Offering. Such statements or information are only intentions and expectations of management and reflect the current beliefs of management and are based on information currently available to management. Actual results and events may differ materially from those contemplated by these forward-looking statements due to these statements being subject to a number of risks and uncertainties. Undue reliance should not be placed on these forward-looking statements, as there can be no assurance that the plans, intentions or expectations upon which they are based will occur. By their nature forward-looking statements involve assumptions and known and unknown risks and uncertainties, both general and specific, that contribute to the possibility that the predictions and other forward-looking statements will not occur. A number of factors could cause actual results to differ materially from the those expressed or implied by the forward-looking statements, including, but not limited to, unexpected regulatory issues. Should any risks or uncertainties that face Golden Queen and its subsidiaries materialize, or should assumptions underlying the forward-looking statements prove incorrect, actual results or achievements could vary materially from those expressed or implied by the forward-looking statements contained in this news release. Any forward-looking statement herein contained is made as of the date of this news release and Golden Queen does not assume any obligation to update or revise them to reflect new information, events or circumstances, except as required by law.